                                                Filed Pursuant to Rule 497(b)
                                                Registration File No.: 333-31274


         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                NEW YORK SERIES

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000


TO THE SHAREHOLDERS OF THE NEW YORK SERIES, A SERIES OF MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST :

     Notice is hereby given of a Special Meeting of the Shareholders of the New York Series ("New York Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State"), to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Multi-State, on behalf of New York Series, and Morgan Stanley Dean Witter New York Tax-Free Income Fund ("New York Tax-Free"), pursuant to which substantially all of the assets of New York Series would be combined with those of New York Tax-Free and shareholders of New York Series would become shareholders of New York Tax-Free receiving Class D shares of New York Tax-Free with a value equal to the value of their holdings in New York Series (the "Reorganization"); and

2. To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 17, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MULTI-STATE RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

March 31, 2000


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                          MORGAN STANLEY DEAN WITTER
                         NEW YORK TAX-FREE INCOME FUND

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                         ACQUISITION OF THE ASSETS OF
                       THE NEW YORK SERIES, A SERIES OF
         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST


                   BY AND IN EXCHANGE FOR CLASS D SHARES OF
           MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of the New York Series ("New York Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State"), in connection with an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of New York Series will be combined with those of Morgan Stanley Dean Witter New York Tax-Free Income Fund ("New York Tax-Free") in exchange for Class D shares of New York Tax-Free (the "Reorganization"). As a result of this transaction, shareholders of New York Series will become shareholders of New York Tax-Free and will receive Class D shares of New York Tax-Free with a value equal to the value of their holdings in New York Series. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Multi-State, on behalf of New York Series, and New York Tax-Free, attached hereto as Exhibit A. The address of New York Series is that of New York Tax-Free set forth above. This Proxy Statement also constitutes a Prospectus of New York Tax-Free, which is dated March 29, 2000, filed by New York Tax-Free with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     New York Tax-Free is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal, New York State and New York City income tax or other local income taxes, consistent with preservation of capital. The fund seeks to achieve its objective by investing at least 80% of its assets in securities that pay interest exempt from federal and New York State and New York City income taxes.


     This Proxy Statement and Prospectus sets forth concisely information about New York Tax-Free that shareholders of New York Series should know before voting on the Reorganization Agreement. A copy of the Prospectus for New York Tax-Free dated February 22, 2000, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is New York Tax-Free's Annual Report for the fiscal year ended December 31, 1999. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated March 29, 2000, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Multi-State's Prospectus, dated February 25, 2000, and Annual Report for its fiscal year ended November 30, 1999. Such documents are available without charge by calling
(800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED MARCH 29, 2000.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      3
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      4
  The Reorganization .....................................................................      4
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      6
  Comparison of New York Series and New York Tax-Free ....................................      6
PRINCIPAL RISK FACTORS ...................................................................      8
THE REORGANIZATION .......................................................................      9
  The Proposal ...........................................................................      9
  The Board's Consideration ..............................................................      9
  The Reorganization Agreement ...........................................................     11
  Tax Aspects of the Reorganization ......................................................     12
  Description of Shares ..................................................................     13
  Capitalization Table (unaudited) .......................................................     14
  Appraisal Rights .......................................................................     14
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     14
  Investment Objectives and Policies .....................................................     14
  Investment Restrictions ................................................................     15
ADDITIONAL INFORMATION ABOUT NEW YORK SERIES AND NEW YORK
 TAX-FREE ................................................................................     16
  General ................................................................................     16
  Financial Information ..................................................................     16
  Management .............................................................................     16
  Description of Securities and Shareholder Inquiries ....................................     16
  Dividends, Distributions and Taxes .....................................................     16
  Purchases, Repurchases and Redemptions .................................................     16
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     16
FINANCIAL STATEMENTS AND EXPERTS .........................................................     16
LEGAL MATTERS ............................................................................     17
AVAILABLE INFORMATION ....................................................................     17
OTHER BUSINESS ...........................................................................     17
Exhibit A - Agreement and Plan of Reorganization, dated January 26, 2000, by and between
 Multi-State, on behalf of New York Series, and New York Tax-Free ........................    A-1
Exhibit B - Prospectus of New York Tax-Free dated February 22, 2000 ......................    B-1

         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                NEW YORK SERIES
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of the New York Series ("New York Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Multi-State (the "Board") of proxies to be used at the Special Meeting of Shareholders of New York Series to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April 5, 2000.

     At the Meeting, New York Series shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Multi-State, on behalf of New York Series, and Morgan Stanley Dean Witter New York Tax-Free Income Fund ("New York Tax-Free") pursuant to which substantially all of the assets of New York Series will be combined with those of New York Tax-Free in exchange for Class D shares of New York Tax-Free. As a result of this transaction, Shareholders will become shareholders of New York Tax-Free and will receive Class D shares of New York Tax-Free equal to the value of their holdings in New York Series on the date of such transaction (the "Reorganization"). The Class D shares to be issued by New York Tax-Free pursuant to the Reorganization (the "New York Tax-Free Shares") will be issued at net asset value without an initial sales charge. Further information relating to New York Tax-Free is set forth herein and in New York Tax-Free's current Prospectus, dated February 22, 2000 ("New York Tax-Free's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning New York Series contained herein has been supplied by Multi-State and the information concerning New York Tax-Free contained herein has been supplied by New York Tax-Free.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 17, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 1,055,648.828 shares of New York Series issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     No person was known to own of record or beneficially 5% or more of the outstanding shares of New York Series as of the Record Date. As of the Record Date, the trustees and officers of Multi-State, as a group, owned less than 1% of the outstanding shares of New York Series.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of New York Tax-Free as of the Record
Date: Class A -- Alice Lazoff, EXEC Estate of Mischa Lazoff, 400 E. 56th Street #36B, New York, NY 10022-4147 (50.6%); Mr. Gerald J. Tesauro, 9 Dove Court Apt. D, Croton-on-Hudson, NY 10520-1621 (15.1%); Ann V. William, 6825 Yacht Club Rd., Cicero, NY 13039-9754 (11.2%); Peter J. Spinelli & Patricia A. Spinelli TEN COM, 11 Founders Green, Pittsford, NY 14534-2164 (11.2%). Class C -- Helen
S. Wepman REVOCABLE LIVING TR, Helen S. Wepman & Barry Wepman TTEES DTD 08/5/92, 201 West 70th Street #33F, New York, NY 10023-4331 (21.2%); Edward
Bradfield, 3 Peter Cooper Road, New York NY 10010-6612 (18.1%); Mrs. Azadouhi Norian, 37 Wilton Street, New Hyde Park, NY 11040-3829 (16.2%); Kathleen Ford, 1570 East Ave. #125, Rochester, NY 14610-1656 (16.1%); Ann Moos, 630 Ft.
Washington Ave. Apt. 1C, New York, NY 10040-3948 (7.6%). Class D -- Anamae Mitchell Trust Dtd 12/30/92, Marilyn M. Sweeney TTEE, P.O. Box 5448, Oswego, NY 13126-5448 (33.4%); Seymour Marcus, 892 Knota Rd., Woodmere, NY 11598-2043
(27.6%); Edward J. Kruser & Jeanne S. Kruser JTTEN, RR 1 Box 3B, Franklin, NY 13775-9705 (12.4%); Cabrina J. McAllister, 250 West 89th Street #4C, New York, NY 10024 (7.9%); Robert Stoll, 104 Olive Lane, New Hyde Park, NY 11040-2334 (6.2%); Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center 73rd Fl., New York, NY 10048-0002 (6.0%); Paul Gleicher & Phyllis Marcus JTTEN, 892 Knota Rd., Woodmere, NY 11598-2043 (5.3%). As of the Record Date, the trustees and officers of New York Tax-Free, as a group, owned less than 1% of the outstanding shares of New York Tax-Free.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Multi-State at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or
(iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of New York Series present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate $50,000 of which $25,000 will be borne by Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and $25,000 will be borne by New York Series. New York Series and New York Tax-Free will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Multi-State, and officers and regular employees of MSDW Advisors and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Multi-State, on behalf of New York Series, has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of New York Series represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, New York Series will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, New York Tax-Free's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of New York Series, subject to stated liabilities, to New York Tax-Free in exchange for the New York Tax-Free Shares. The aggregate net asset value of the New York Tax-Free Shares issued in the exchange will equal the aggregate value of the net assets of New York Series received by New York Tax-Free. On or after the closing date scheduled for the Reorganization (the "Closing Date"), New York Series will distribute the New York Tax-Free Shares received by New York Series to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of New York Series and New York Series will thereafter be dissolved as a portfolio of Multi-State under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional New York Tax-Free Shares equal in value to such Shareholder's pro rata interest in the net assets of New York Series transferred to New York Tax-Free. Accordingly, as a result of the Reorganization, each Shareholder of New York Series will become a holder of Class D shares of New York Tax-Free. Shareholders holding their shares of New York Series in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of New York Tax-Free; however, such Shareholders will not be able to redeem, transfer or exchange the New York Tax-Free Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MULTI-STATE, ON BEHALF OF NEW YORK SERIES ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF NEW YORK SERIES AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     New York Series and New York Tax-Free each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. Class D shares of New York Tax-Free do not pay distribution-related fees; however, the other three Classes offered by New York Tax-Free pay fees for the distribution of their shares. The following table briefly describes the fees and expenses that a shareholder of New York Series and a Class D shareholder of New York Tax-Free may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by New York Series for its fiscal year ended November 30, 1999, and by Class D shares of New York Tax-Free for its fiscal year ended December 31, 1999. The table also sets forth pro forma fees for the surviving combined fund (New York Tax-Free) reflecting what the fee schedule would have been on December 31, 1999, if the Reorganization had been consummated twelve (12) months prior to that date and assuming Class D fees and expenses.

Shareholder Fees

                                                                              NEW YORK     PRO FORMA
                                                              NEW YORK        TAX-FREE     COMBINED
                                                               SERIES        (CLASS D)     (CLASS D)
                                                           --------------   -----------   ----------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                         4.0%(1)        none          none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS                                                    none          none          none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)                                         none          none          none
REDEMPTION FEES                                               none          none          none
EXCHANGE FEE                                                  none          none          none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                                               NEW YORK      PRO FORMA
                                              NEW YORK         TAX-FREE       COMBINED
                                               SERIES         (CLASS D)      (CLASS D)
                                          ---------------   -------------   -----------
MANAGEMENT FEES                                 0.35%            0.55%          0.55%
DISTRIBUTION AND SERVICE (12B-1) FEES           0.15%(2)         none           none
OTHER EXPENSES                                  0.43%            0.18%          0.17%
TOTAL ANNUAL FUND OPERATING EXPENSES            0.93%            0.73%          0.72%

----------
(1)   Reduced for purchases of $25,000 and over.

(2) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by New York Series is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts.

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either New York Series or Class D shares of New York Tax-Free or the new combined fund (New York Tax-Free), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.


     If a Shareholder SOLD His Shares:




                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
New York Series .......................     $491        $685        $894      $1,497
New York Tax-Free (Class D) ...........     $ 75        $233        $406      $  906
Pro Forma Combined (Class D) ..........     $ 74        $230        $401      $  894

     If a Shareholder HELD His Shares:



                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
New York Series .......................     $491        $685        $894      $1,497
New York Tax-Free (Class D) ...........     $ 75        $233        $406      $  906
Pro Forma Combined (Class D) ..........     $ 74        $230        $401      $  894

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of New York Series and New York Tax-Free -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Multi-State, on behalf of New York Series, and New York Tax-Free, will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by New York Series or the shareholders of New York Series for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF NEW YORK SERIES AND NEW YORK TAX-FREE

     INVESTMENT OBJECTIVES AND POLICIES. New York Series and New York Tax-Free have similar investment objectives. Both New York Series and New York Tax-Free seek to provide a high level of current income exempt from federal and New York State income taxes consistent with the preservation of capital. New York Tax-Free also seeks, as its investment objective, a high level of current income exempt from New York City or other local income taxes.


     Both funds seek to achieve their investment objectives by investing at least 80% of their respective total assets in securities, the interest of which is exempt from federal and New York state income taxes and, in the case of New York Tax-Free, New York City income taxes.


     The investment policies of both funds are essentially the same; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.


     Other than each fund's policy of investing at least 80% of its assets in New York tax-exempt securities, the investment policies of both New York Series and New York Tax-Free are not fundamental and may be changed by their respective Boards of Trustees.


     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. New York Series and New York Tax-Free obtain management services from MSDW Advisors. With respect to New York Series, the fund pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.35% of the fund's average daily net assets. With respect to New York Tax-Free, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.55% to the portion of the fund's average daily net assets not exceeding $500 million and 0.525% to the portion of such daily net assets exceeding $500 million. Each class of shares of New York Tax-Free is subject to the same management fee rates.


     Multi-State has adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act whereby each series, including New York Series, reimburses the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of each respective series' shares. Reimbursement for these expenses is made in monthly payments by, in this case, New York Series, to the Distributor, which will in no event exceed amounts equal to payment at the annual rate of 0.15% of the average daily net assets of New York Series. There are no 12b-1 fees applicable to New York Tax Free's Class D shares. For further information relating to the 12b-1 fees applicable to each class of New York Tax-Free's shares, see the section entitled "Share Class Arrangements" in New York Tax-Free's Prospectus, attached hereto.


     OTHER SIGNIFICANT FEES. Both New York Series and New York Tax-Free pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."


     PURCHASES, EXCHANGES AND REDEMPTIONS. Shares of New York Series are sold at net asset value plus an initial sales charge of up to 4.0%. The initial sales charge is reduced for certain purchases. Shares of New York Series may be redeemed for cash without redemption or other charge at any time at the net asset value per share next determined. Class D shares of New York Tax-Free are currently offered at net asset value and such shares may be redeemed for cash without redemption or other charge at the net asset value per share next determined. Normally, Class D shares of New York Tax-Free are offered only to a limited group of investors. Subsequent to the Reorganization, all New York Series shares will be designated Class D shares of New York Tax-Free. However, additional investments (except for reinvestment of distributions received on shares acquired as a result of the Reorganization) in Class D shares of New York Tax-Free (or in Class D shares of any other Morgan Stanley Dean Witter
Fund) by Shareholders holding such shares may only be made if those Shareholders are otherwise eligible to purchase Class D shares. Class D shares acquired in the Reorganization may, however, be exchanged for Class D shares of another Morgan Stanley Dean Witter Fund pursuant to Class D's exchange privileges discussed below.

     New York Tax-Free offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees and ongoing expenses. For further information relating to each of the classes of New York Tax-Free's shares, see the section entitled "Share Class Arrangements" in New York Tax-Free's Prospectus.

     Shares of New York Series currently may be exchanged for shares of any other Multi-State series, for Class A shares of any Morgan Stanley Dean Witter Fund that offers its shares in more than one class, for shares of Morgan Stanley Dean Witter Hawaii Municipal Trust, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and for shares of the five Morgan Stanley Dean Witter Funds that are money market funds. Class D shares of New York Tax-Free may be exchanged for Class D shares of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, or any of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee.

     Both New York Series and New York Tax-Free provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to New York Tax-Free, see the section entitled "How to Exchange Shares" in New York Tax-Free's Prospectus.

     Both New York Series and New York Tax-Free may redeem involuntarily, at net asset value, most accounts valued at less than $100. However, both funds offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased.

     DIVIDENDS. New York Series and New York Tax-Free each declare income dividends daily and pay dividends from net investment income monthly. Both New York Series and New York Tax-Free distribute net capital gains, if any, at least annually in December. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to both New York Series and New York Tax-Free, dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value of New York Tax-Free and New York Series will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either New York Tax-Free or New York Series are the risks associated with their respective fixed-income securities which primarily consist of municipal obligations. Fixed income securities are subject to two types of risks: credit risk, and interest rate risk.

     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of certain municipal obligations known as revenue bonds, the credit risk refers to the possibility that the user fees from a project or specified revenue source are insufficient to meet interest and/or principal payment obligations or the credit impairment of the user. New York Tax-Free and New York Series are subject to the added credit risk of concentrating their investments in a single state - New York. Because both funds concentrate their investments in securities issued by New York state and local governments and government authorities, both funds will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning New York issuers' abilities to pay principal and/or interest on their debt obligations, the value and yield of both funds could be adversely affected. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

     Unlike New York Tax-Free, New York Series is classified as "non-diversified" and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds such as New York Tax-Free, New York Series may invest a greater percentage of its assets in the securities of an individual issuer. Thus, New York Series' assets may be concentrated in fewer securities than New York Tax-Free. A decline in the value of those investments may cause New York Series' overall value to decline to a greater degree than New York Tax-Free.

     Both New York Tax-Free and New York Series may invest a portion of their respective assets in inverse floating rate municipal obligations which are obligations that are typically created through a division of a fixed rate municipal obligation in two separate instruments, a short-term obligation and a long-term obligation. The interest rates on inverse floating rate municipal obligations generally move in the reverse direction of market interest rates. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating but they also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

     Both New York Tax-Free and New York Series may invest in municipal lease obligations which are obligations issued by state and local agencies or authorities to finance equipment and facilities. Certain lease obligations contain clauses whereby future payments under the lease are dependent upon annual or periodic legislative appropriations. If these legislative appropriations do not occur, holders of such municipal lease obligations may experience difficulty exercising their rights, including disposition of the property. Both New York Tax-Free and New York Series may also invest in futures obligations which are considered speculative in nature and involve certain risks.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Multi-State and in New York Tax-Free's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Multi-State, on behalf of New York Series, including the Independent Trustees, having reviewed the financial position of New York Series and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of New York Series and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of New York Series.


THE BOARD'S CONSIDERATION

     At a meeting held on January 26, 2000, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the

Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of New York Series and the Class D shares of New York Tax-Free. The Board also considered other factors, including, but not limited to: the small asset base of New York Series which may affect the long-term economic viability of the fund because of higher costs and disadvantageous economies of scale; the general compatibility of the investment objectives, policies, restrictions and portfolios of New York Series and New York Tax-Free; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by New York Series and New York Tax-Free in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Multi-State, on behalf of New York Series, considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by Class D shareholders of the "combined fund" will be significantly lower on a percentage basis than the expenses per share of New York Series although the investment management fee of New York Tax-Free is higher than the investment management fee of New York Series. The combined fund's expenses would be lower in part because Class D shares of New York Tax-Free bear no 12b-1 fees, whereas New York Series is subject to a 12b-1 fee of up to 0.15% of its average net assets. Furthermore, the estimated current rate of other expenses to be paid by Class D of the surviving New York Tax-Free (0.17% of average daily net assets) would be lower than the rate of other expenses currently paid by New York Series (0.43% of average daily net assets). In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for New York Series was higher ( 0.93% for its fiscal year ended November 30, 1999) than the expense ratio for Class D shares of New York Tax-Free (0.73% for its fiscal year ended December 31, 1999).

     2. Shareholders will be able to participate in an expanded diversified portfolio of New York municipal issuers through investment in New York Tax-Free.

     3. Shareholders would have the ability to exchange their Class D shares of New York Tax-Free acquired as a result of the Reorganization into Class D shares of any Morgan Stanley Dean Witter Multi-Class Fund. Currently, Shareholders may only exchange into Class A shares of any Morgan Stanley Dean Witter Multi-Class Fund. Class D shares bear lower expenses than Class A shares.

     4. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by New York Series or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     5. The Board also took into consideration that absent the Reorganization, New York Tax-Free will continue to compete for investor funds with New York Series and that it appeared unlikely that New York Series would experience a material growth in assets in the future. The Reorganization should allow for more concentrated selling efforts to the benefit of both New York Series and New York Tax-Free shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of New York Tax-Free, including a majority of the Independent Trustees of New York Tax-Free, also have determined that the Reorganization is in the best interests of New York Tax-Free and its shareholders and that the interests of existing shareholders of New York Tax-Free will not be diluted as a result thereof. The transaction will enable New York Tax-Free to acquire investment securities which are consistent with New York Tax-Free's investment objective, without the costs attendant to the purchase of such securities in the market. Also, the addition of assets to New York Tax-Free's portfolio could, in the future, help New York Tax-Free to reach a lower breakpoint rate reduction in the investment management fee. Furthermore, like the Shareholders of New York Series, the shareholders of New York Tax-Free may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.



THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) New York Series will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by New York Series as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to New York Tax-Free on the Closing Date in exchange for the assumption by New York Tax-Free of stated liabilities of New York Series, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of New York Series prepared by the Treasurer of Multi-State, on behalf of New York Series, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the New York Tax-Free Shares; (ii) such New York Tax-Free Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) New York Series would be dissolved; and (iv) the outstanding shares of New York Series would be canceled.

     The number of New York Tax-Free Shares to be delivered to New York Series will be determined by dividing the aggregate net asset value of the shares of New York Series acquired by New York Tax-Free by the net asset value per share of the Class D shares of New York Tax-Free; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as New York Series and New York Tax-Free may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, the shares of New York Series had an aggregate net asset value (not including any Cash Reserve of New York Series) of $100,000. If the net asset value per Class D share of New York Tax-Free were $10 per share at the close of business on the Valuation Date, the number of Class D shares of New York Tax-Free to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class D shares of of New York Tax-Free would be distributed to the former shareholders of New York Series. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, New York Series will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the New York Tax-Free Shares it receives. Each Shareholder will receive Class D shares of New York Tax-Free that corresponds to the shares of New York Series currently held by that Shareholder. New York Tax-Free will cause its transfer agent to credit and confirm an appropriate number of New York Tax-Free Shares to each Shareholder. Certificates for New York Tax-Free Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of New York Tax-Free. Shareholders who wish to receive certificates representing their New York Tax-Free Shares must, after receipt of their confirmations, make a written request to New York Tax-Free's transfer agent Morgan Stanley Dean Witter

Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of New York Series holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of New York Tax-Free; however, such Shareholders will not be able to redeem, transfer or exchange the New York Tax-Free Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by New York Series or New York Tax-Free. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus, by New York Series and MSDW Advisors, which expenses are expected to approximate $50,000. New York Series and New York Tax-Free will bear all of their respective other expenses associated with the Reorganization.


     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Multi-State, on behalf of New York Series, and New York Tax-Free. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 2000, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Multi-State, on behalf of New York Series, shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of New York Series that received New York Tax-Free Shares. New York Series shall be dissolved as a portfolio of Multi-State under Massachusetts law promptly following the distributions of shares of New York Tax-Free to Shareholders of record of New York Series.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of New York Series (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in New York Tax-Free Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if New York Series recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of New York Series at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Multi-State, on behalf of New York Series, thereafter will be treated as requests for redemption of shares of New York Tax-Free.

TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, New York Series will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of New York Series' investment company taxable income for all periods since the inception of New York Series through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of New York Series' net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Multi-State, on behalf of New York Series, and New York Tax-Free will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Multi-State, on behalf of New York Series, and New York Tax-Free (including a representation to the effect that New York Tax-Free has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of New York Series acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of New York Series' assets in exchange for the New York Tax-Free Shares and the assumption by New York Tax-Free of certain stated liabilities of New York Series followed by the distribution by New York Series of the New York Tax-Free Shares to Shareholders in exchange for their New York Series shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and New York Series and New York Tax-Free will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by New York Tax-Free upon the receipt of the assets of New York Series solely in exchange for the New York Tax-Free Shares and the assumption by New York Tax-Free of the stated liabilities of New York Series;

     3. No gain or loss will be recognized by New York Series upon the transfer of the assets of New York Series to New York Tax-Free in exchange for the New York Tax-Free Shares and the assumption by New York Tax-Free of the stated liabilities or upon the distribution of New York Tax-Free Shares to Shareholders in exchange for their New York Series shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of New York Series for the New York Tax-Free Shares;

     5. The aggregate tax basis for the New York Tax-Free Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in New York Series held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the New York Tax-Free Shares to be received by each Shareholder will include the period during which the shares in New York Series surrendered in exchange therefor were held (provided such shares in New York Series were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of New York Series acquired by New York Tax-Free will be the same as the tax basis of such assets of New York Series immediately prior to the Reorganization; and

     8. The holding period of the assets of New York Series in the hands of New York Tax-Free will include the period during which those assets were held by New York Series.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

     Class D shares of New York Tax-Free to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by New York Tax-Free and transferable without restrictions and will have no preemptive rights. As stated above, Class D shares of New York Tax-Free are not subject to any sales charge on purchase or redemption or any 12b-1 fee.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of New York Tax-Free and New York Series as of January 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                                             NET ASSET
                                                                                SHARES         VALUE
                                                             NET ASSETS      OUTSTANDING     PER SHARE
                                                           --------------   -------------   ----------
New York Series ........................................   $ 10,586,266       1,055,511      $ 10.03
New York Tax-Exempt:
 (Class A) .............................................   $    402,776          37,567      $ 10.72
 (Class B) .............................................   $120,727,732      11,235,460      $ 10.75
 (Class C) .............................................   $    804,628          75,030      $ 10.72
 (Class D) .............................................   $    114,883          10,703      $ 10.73
Total New York Tax-Exempt (Class A -- D) ...............   $122,050,019              --           --
                                                                             ----------      -------
Combined Fund (pro forma) (New York Tax-Free
after the Reorganization) ..............................
 (Class A) .............................................   $    402,776          37,567      $ 10.72
 (Class B) .............................................   $120,727,732      11,235,460      $ 10.75
 (Class C) .............................................   $    804,628          75,030      $ 10.72
 (Class D) .............................................   $ 10,701,149         997,307      $ 10.73
Total Combined Fund (pro forma) (Class A -- D) .........   $132,636,285              --           --
                                                                             ----------      -------


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     New York Series and New York Tax-Free have similar investment objectives and policies. New York Series seeks to provide a high level of current income exempt from both federal and New York state income taxes, consistent with preservation of capital. New York Tax-Free seeks to provide a high level of current income exempt from federal, New York state and New York City income tax or other local taxes, consistent with preservation of capital.

     Both New York Series and New York Tax-Free invest at least 80% of their assets in securities that pay interest exempt from federal and New York income tax in accordance with their respective investment objectives set forth above. Both New York Series and New York Tax-Free invest in investment grade municipal obligations (municipal bonds, notes or commercial paper), however, municipal bonds must be rated within the four highest grades by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or Fitch Investors Service, LP ("Fitch"), municipal notes within the two highest grades by Moody's, S&P or Fitch and municipal commercial paper within the highest grade by Moody's, S&P and Fitch. Unrated securities may only be purchased if such securities are judged by the Investment Manager to be of comparable quality to the rated securities described above.

     Both New York Series and New York Tax-Free may invest up to 10% of their respective assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

     Both New York Series and New York Tax-Free may invest up to 20% of their respective assets in taxable money market instruments and tax-exempt securities of other states and municipalities.

     New York Series may invest any amount of its assets in securities that pay interest subject to the "alternative minimum tax" ("AMT") with the result that some taxpayers may have to pay tax on income distributions from the New York Series. New York Tax-Free may only invest up to 20% of its assets in securities subject to the AMT unless the fund has adopted a temporary defensive posture as set forth below.

     Both New York Series and New York Tax-Free may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in attempting to respond to adverse market conditions in which any amount of their respective assets may be invested in taxable money market securities or in tax-exempt municipal obligations issued by states other than New York where interest on such obligations would normally be exempt from federal income tax but not from New York income tax. In addition, during such a defensive posture, New York Tax-Free may also invest any amount of its assets in tax-exempt securities subject to the AMT.

     Both New York Series and New York Tax-Free may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase variable and floating rate municipal obligations, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase industrial revenue bonds, including lease obligations, and private activity bonds, (vi) invest in zero coupon securities, (vii) lend their portfolio securities and (viii) enter into options and futures transactions.

     The investment policies of both New York Series and New York Tax-Free are not fundamental and may be changed by their respective Boards. However, the policy of New York Series and New York Tax-Free of investing at least 80% of their respective assets in New York tax-exempt securities is fundamental and may not be changed without the approval of each fund's respective shareholders. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in New York Tax-Free's Prospectus and "Principal Investment Strategy" and "Additional Investment Strategy Information" in Multi-State's Prospectus; and "Description of the Fund and Its Investments and Risks" in New York Tax-Free's Statement of Additional Information and "Description of the Fund and the Investments and Risks of the Series" in New York Series' Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by New York Series and New York Tax-Free as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) New York Tax-Free may not, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities); New York Series, because it is a non-diversified fund, has no such investment restriction but limits its investments of 5% or more in the securities of any one issuer as to 50% of its total assets in order to qualify as a regulated investment company under Subchapter M of the Code; and (b) New York Tax-Free may not purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or by the State of New York or its political subdivisions); New York Series has no such investment restriction.

                 ADDITIONAL INFORMATION ABOUT NEW YORK SERIES
                             AND NEW YORK TAX-FREE


GENERAL

     For a discussion of the organization and operation of New York Tax-Free and New York Series, see " Fund Management," and "Investment Objective" in their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about New York Tax-Free and New York Series, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of New York Tax-Free and New York Series, see "Fund Management" in their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of New York Series and New York Tax-Free, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of New York Tax-Free's and New York Series' policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how New York Tax-Free's and New York Series' shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of New York Tax-Free's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of New York Series, see Multi-State's Annual Report for its fiscal year ended November 30, 1999.


                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of New York Tax-Free, for the year ended December 31, 1999, and New York Series, for the year ended November 30, 1999 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of New York Tax-Free will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION

     Additional information about New York Series and New York Tax-Free is available, as applicable, in the following documents which are incorporated herein by reference: (i) New York Tax-Free's Prospectus dated February 22, 2000, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 18 to New York Tax-Free's Registration Statement on Form N-1A (File Nos. 2-95664; 811-4222); (ii) New York Tax-Free's Annual Report for its fiscal year ended December 31, 1999, accompanying this Proxy Statement and Prospectus; (iii) Multi-State's Prospectus dated February 25, 2000, which Prospectus forms a part of Post-Effective Amendment No. 12 to Multi-State's Registration Statement on Form N-1A (File Nos. 33-37562; 811-6208); and (iv) Multi-State's Annual Report for its fiscal year ended November 30, 1999. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     New York Series and New York Tax-Free are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about New York Series and New York Tax-Free which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


                                OTHER BUSINESS

     Management of New York Series knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary
March 31, 2000

                (This page has been left blank intentionally.)

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of January, 2000, by and between MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND, a Massachusetts business trust ("New York Tax-Free") and MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST, a Massachusetts business trust ("Multi-State"), on behalf of its series, NEW YORK SERIES ("New York Series"). (Where appropriate, references to New York Series mean Multi-State, on behalf of New York Series.)

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to New York Tax-Free of substantially all of the assets of New York Series in exchange for the assumption by New York Tax-Free of all stated liabilities of New York Series and the issuance by New York Tax-Free of Class D shares of beneficial interest, par value $0.01 per share (the "New York Tax-Free Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of New York Series in liquidation of New York Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF NEW YORK SERIES

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, New York Series agrees to assign, deliver and otherwise transfer the New York Series Assets (as defined in paragraph 1.2) to New York Tax-Free and New York Tax-Free agrees in exchange therefor to assume all of New York Series stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to New York Series the number of New York Tax-Free Shares, including fractional New York Tax-Free Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "New York Series Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by New York Series, and any deferred or prepaid expenses shown as an asset on New York Series' books on the Valuation Date.

     (b) On or prior to the Valuation Date, Multi-State will provide New York Tax-Free with a list of all of New York Series assets to be assigned, delivered and otherwise transferred to New York Tax-Free and of the stated liabilities to be assumed by New York Tax-Free pursuant to this Agreement. New York Series reserves the right to sell any of the securities on such list but will not, without the prior approval of New York Tax-Free, acquire any additional securities other than securities of the type in which New York Tax-Free is permitted to invest and in amounts agreed to in writing by New York Tax-Free. New York Tax-Free will, within a reasonable time prior to the Valuation Date, furnish New York Series with a statement of New York Tax-Free's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to New York Tax-Free's investment objective, policies and restrictions. In the event that New York Series holds any investments that New York Tax-Free is not permitted to hold, New York Series will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of New York Series and New York Tax-Free, when aggregated, would contain investments exceeding certain percentage limitations imposed upon New York Tax-Free with respect to such investments, New York Series if requested by New York Tax-Free will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) New York Series will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. New York Tax-Free will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of New York Series prepared by the Treasurer of Multi-State, on behalf of New York Series, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, New York Series may establish a cash reserve, which shall not exceed 5% of New York Series' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by New York Series and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for New York Series to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, New York Series will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, New York Series will distribute New York Tax-Free Shares received by New York Series pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("New York Series Shareholders"). Each New York Series Shareholder will receive Class D shares of New York Tax-Free. Such distribution will be accomplished by an instruction, signed by the Secretary of Multi-State, to transfer New York Tax-Free Shares then credited to New York Series' account on the books of New York Tax-Free to open accounts on the books of New York Tax-Free in the names of the New York Series Shareholders and representing the respective pro rata number of New York Tax-Free Shares due such New York Series Shareholders. All issued and outstanding shares of New York Series simultaneously will be canceled on New York Series' books; however, share certificates representing interests in New York Series will represent a number of New York Tax-Free Shares after the Closing Date as determined in accordance with paragraph 2.3. New York Tax-Free will issue certificates representing New York Tax-Free Shares in connection with such exchange only upon the written request of a New York Series Shareholder.

     1.6 Ownership of New York Tax-Free Shares will be shown on the books of New York Tax-Free's transfer agent. New York Tax-Free Shares will be issued in the manner described in New York Tax-Free's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of New York Tax-Free Shares in a name other than the registered holder of New York Tax-Free Shares on New York Series' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom New York Tax-Free Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Multi-State, on behalf of New York Series, is and shall remain the responsibility of Multi-State up to and including the date on which New York Series is dissolved pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, New York Series shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of New York Series as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of New York Series, such entity shall either (i) qualify as a liquidating trust under
Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of New York Series for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. New York Series shall be dissolved as a portfolio of Multi-State under Massachusetts law, promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of New York Series in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of New York Tax-Free or their designee and New York Tax-Free or its designee shall comply with applicable record retention requirements to which New York Series is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the New York Series Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of New York Series of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in New York Tax-Free's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a New York Tax-Free Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in New York Tax-Free's then current Prospectus and Statement of Additional Information.

     2.3 The number of New York Tax-Free Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of New York Series shares (determined in accordance with paragraph 2.1) by the net asset value per share of the Class D shares of New York Tax-Free (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of the shares of New York Series shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing New York Tax-Free. New York Tax-Free shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by New York Series and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for New York Tax-Free, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by New York Series to the Custodian for the account of New York Tax-Free on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter New York Tax-Free Income Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both New York Tax-Free and New York Series, accurate appraisal of the value of the net assets of New York Tax-Free or the New York Series Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Multi-State shall deliver to New York Tax-Free or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the New York Series Shareholders and the number and percentage ownership of outstanding New York Series shares owned by each such New York Series Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the New York Series Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. New York Tax-Free shall issue and deliver to such Secretary a confirmation evidencing delivery of New York Tax-Free Shares to be credited on the Closing Date to New York Series or provide evidence satisfactory to New York Series that such New York Tax-Free Shares have been credited to New York Series' account on the books of New York Tax-Free. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF NEW YORK TAX-FREE AND NEW YORK SERIES

     4.1 Except as otherwise expressly provided herein with respect to New York Series, New York Tax-Free and New York Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 New York Tax-Free will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to New York Tax-Free Shares ("Registration Statement"). Multi-State will provide New York Tax-Free with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Multi-State will further provide New York Tax-Free with such other information and documents relating to New York Series as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Multi-State will call a meeting of the New York Series shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Multi-State will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that New York Tax-Free will furnish

Multi-State with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to New York Tax-Free as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Multi-State will assist New York Tax-Free in obtaining such information as New York Tax-Free reasonably requests concerning the beneficial ownership of New York Series shares.

     4.5 Subject to the provisions of this Agreement, New York Tax-Free and Multi-State will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Multi-State shall furnish or cause to be furnished to New York Tax-Free within 30 days after the Closing Date a statement of New York Series' assets and liabilities as of the Closing Date, which statement shall be certified by Multi-State's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, New York Series shall furnish New York Tax-Free, in such form as is reasonably satisfactory to New York Tax-Free, a statement certified by Multi-State's Treasurer of earnings and profits of New York Series for Federal income tax purposes that will be carried over to New York Tax-Free pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Multi-State (a) shall prepare and file all Federal and other tax returns and reports of New York Series required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 New York Tax-Free agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 New York Tax-Free represents and warrants to Multi-State, on behalf of New York Series, as follows:

     (a) New York Tax-Free is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) New York Tax-Free is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of New York Tax-Free have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of New York Tax-Free are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and New York Tax-Free is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of New York Tax-Free conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) New York Tax-Free is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of New York Tax-Free's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which New York Tax-Free is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New York Tax-Free or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New York Tax-Free knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 1999, of New York Tax-Free audited by PricewaterhouseCoopers LLP (copies of which have been furnished to New York Series), fairly present, in all material respects, New York Tax-Free's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of New York Tax-Free (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding New York Tax-Free Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in New York Tax-Free's current Prospectus incorporated by reference in the Registration Statement. New York Tax-Free does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of New York Tax-Free, and this Agreement constitutes a valid and binding obligation of New York Tax-Free enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with New York Tax-Free's performance of this Agreement;

     (j) New York Tax-Free Shares to be issued and delivered to New York Series, for the account of the New York Series Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued New York Tax-Free Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in New York Tax-Free's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of New York Tax-Free required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of New York Tax-Free's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, New York Tax-Free has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of New York Tax-Free to continue to meet the requirements of Subchapter M of the Code;

     (m) Since December 31, 1999 there has been no change by New York Tax-Free in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by New York Tax-Free for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to New York Tax-Free) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Multi-State, on behalf of New York Series, represents and warrants to New York Tax-Free as follows:

     (a) Multi-State is a series of a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Multi-State is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of New York Series have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of New York Series are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Multi-State is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Multi-State conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Multi-State is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Multi-State's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Multi-State is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against New York Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Multi-State knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Multi-State for the year ended November 30, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to New York Tax-Free) fairly present, in all material respects, New York Series' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of New York Series (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Multi-State has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of New York Series are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Multi-State's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. New York Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to New York Tax-Free pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Multi-State, and subject to the approval of New York Series' shareholders, this Agreement constitutes a valid and binding obligation of Multi-State, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Multi-State's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of New York Series required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of New York Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, New York Series, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of New York Series to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Multi-State will have good and valid title to the New York Series Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by New York Series which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, New York Tax-Free will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of New York Series' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective New York Tax-Free Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and
   (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Multi-State for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) New York Series will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Multi-State has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) New York Series is not acquiring New York Tax-Free Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW YORK SERIES

     The obligations of Multi-State to consummate the transactions provided for herein shall be subject, at its election, to the performance by New York Tax-Free of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of New York Tax-Free contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 New York Tax-Free shall have delivered to New York Series, a certificate of its President and Treasurer, in a form reasonably satisfactory to Multi-State and dated as of the Closing Date, to the effect that the representations and warranties of New York Tax-Free made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Multi-State shall reasonably request;

     6.3 Multi-State, on behalf of New York Series, shall have received a favorable opinion from Mayer, Brown & Platt, counsel to New York Tax-Free, dated as of the Closing Date, to the effect that:

     (a) New York Tax-Free is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) New York Tax-Free is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by New York Tax-Free and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by New York Series, is a valid and binding obligation of New York Tax-Free enforceable against New York Tax-Free in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) New York Tax-Free Shares to be issued to New York Series Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in New York Tax-Free's Statement of Additional Information), and no shareholder of New York Tax-Free has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate New York Tax-Free's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and
   (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by New York Tax-Free of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in New York Tax-Free's Prospectus dated February 22, 2000 and Statement of Additional Information dated February 22, 2000.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW YORK TAX-FREE

     The obligations of New York Tax-Free to complete the transactions provided for herein shall be subject, at its election, to the performance by Multi-State, on behalf of New York Series, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Multi-State contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Multi-State shall have delivered to New York Tax-Free at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to New York Tax-Free and dated as of the Closing Date, to the effect that the representations and warranties of Multi-State made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as New York Tax-Free shall reasonably request;

     7.3 Multi-State shall have delivered to New York Tax-Free a statement of the New York Series Assets and its liabilities, together with a list of New York Series' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Multi-State;

     7.4 Multi-State shall have delivered to New York Tax-Free within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Multi-State for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of New York Series for the periods covered thereby, (b) for the period from November 30, 1999 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from November 30, 1999 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that New York Series would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 New York Tax-Free shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to Multi-State, dated as of the Closing Date to the effect that:

     (a) Multi-State is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Multi-State is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Multi-State and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by New York Tax-Free, is a valid and binding obligation of Multi-State enforceable against Multi-State in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Multi-State's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Multi-State of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the New York Series Assets shall include no assets that New York Tax-Free, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NEW YORK TAX-FREE AND NEW YORK SERIES

     The obligations of Multi-State, on behalf of New York Series, and New York Tax-Free hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of New York Series in accordance with the provisions of Multi-State's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to New York Tax-Free;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by New York Tax-Free or Multi-State to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of New York Tax-Free or New York Series;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 New York Series shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the New York Series Shareholders all of New York Series' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to New York Tax-Free and Multi-State, on behalf of New York Series, which opinion may be relied upon by the shareholders of New York Series, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of New York Series' assets in exchange for New York Tax-Free Shares and the assumption by New York Tax-Free of certain stated liabilities of New York Series followed by the distribution by New York Series of New York Tax-Free Shares to the New York Series Shareholders in exchange for their New York Series shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and New York Series and New York Tax-Free will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by New York Tax-Free upon the receipt of the assets of New York Series solely in exchange for New York Tax-Free Shares and the assumption by New York Tax-Free of the stated liabilities of New York Series;

     (c) No gain or loss will be recognized by New York Series upon the transfer of the assets of New York Series to New York Tax-Free in exchange for New York Tax-Free Shares and the assumption by New York Tax-Free of the stated liabilities or upon the distribution of New York Tax-Free Shares to the New York Series Shareholders in exchange for their New York Series shares;

     (d) No gain or loss will be recognized by the New York Series Shareholders upon the exchange of the New York Series shares for New York Tax-Free Shares;

     (e) The aggregate tax basis for New York Tax-Free Shares received by each New York Series Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the New York Series Shares held by each such New York Series Shareholder immediately prior to the Reorganization;

     (f) The holding period of New York Tax-Free Shares to be received by each New York Series Shareholder will include the period during which the New York Series Shares surrendered in exchange therefor were held (provided such New York Series Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of New York Series acquired by New York Tax-Free will be the same as the tax basis of such assets to New York Series immediately prior to the Reorganization; and

     (h) The holding period of the assets of New York Series in the hands of New York Tax-Free will include the period during which those assets were held by New York Series.

     Notwithstanding anything herein to the contrary, neither New York Tax-Free nor New York Series may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) New York Tax-Free shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. New York Series and Morgan Stanley Dean Witter Advisors Inc. shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, certain expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. New York Series shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred with the consummation of the transactions contemplated therein.

     (b) In the event the transactions contemplated herein are not consummated by reason of New York Series being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to New York Series' obligations specified in this Agreement), New York Series' only obligation hereunder shall be to reimburse New York Tax-Free for all reasonable out-of-pocket fees and expenses incurred by New York Tax-Free in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of New York Tax-Free being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to New York Tax-Free's obligations specified in this Agreement), New York Tax-Free's only obligation hereunder shall be to reimburse New York Series for all reasonable out-of-pocket fees and expenses incurred by New York Series in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Multi-State hereunder shall not survive the dissolution and complete liquidation of New York Series in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Multi-State, on behalf of New York Series, and New York Tax-Free;

     (b) by either New York Tax-Free or Multi-State, on behalf of New York Series, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 2000; or

     (c) by either New York Tax-Free or Multi-State, on behalf of New York Series, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the New York Series shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of New York Tax-Free or Multi-State, or the trustees or officers of New York Tax-Free or Multi-State, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of New York Tax-Free or Multi-State, or the trustees or officers of New York Tax-Free or Multi-State, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of New York Tax-Free hereunder are solely those of New York Tax-Free. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of New York

Tax-Free shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of New York Tax-Free and signed by authorized officers of New York Tax-Free acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Multi-State hereunder are solely those of Multi-State. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of New York Series shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Multi-State and signed by authorized officers of Multi-State acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



            MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                         ON BEHALF OF NEW YORK SERIES



                              By:  /s/ CHARLES A. FIUMEFREDDO
                                 ----------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



            MORGAN STANLEY DEAN WITTER NEW YORK TAX-FREE INCOME FUND



                              By:  /s/ BARRY FINK
                                 ----------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

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

                                   Exhibit B

                                                  PROSPECTUS - FEBRUARY 22, 2000

Morgan Stanley Dean Witter
                                                   NEW YORK TAX-FREE INCOME FUND

                                 [COVER PHOTO]


                             A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF
                              CURRENT INCOME EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAX OR OTHER LOCAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                           Investment Objective.........................   1
                                   Principal Investment
                                   Strategies...................................   1
                                   Principal Risks..............................   2
                                   Past Performance.............................   4
                                   Fees and Expenses............................   5
                                   Additional Investment
                                   Strategy Information.........................   6
                                   Additional Risk
                                   Information..................................   6
                                   Fund Management..............................   7

Shareholder Information            Pricing Fund Shares..........................   8
                                   How to Buy Shares............................   8
                                   How to Exchange Shares.......................  10
                                   How to Sell Shares...........................  11
                                   Distributions................................  13
                                   Tax Consequences.............................  13
                                   Share Class Arrangements.....................  15

Financial Highlights               .............................................  22

Our Family of Funds                ................................Inside Back Cover

                                   THIS PROSPECTUS CONTAINS IMPORTANT
                                   INFORMATION ABOUT THE FUND. PLEASE READ IT
                                   CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
AN INVESTMENT OBJECTIVE HAVING THE PRIMARY GOAL OF SELECTING SECURITIES TO PAY OUT INCOME.
[End Sidebar]

THE FUND

[ICON]     INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

           Morgan Stanley Dean Witter New York Tax-Free Income Fund seeks to provide a high level of current income exempt from federal, New York state and New York city income tax or other local income taxes, consistent with the preservation of capital.


[ICON]     PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

           The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal, New York state and New York city income tax or other local income taxes. The Fund's "Investment Manager" Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in investment grade, New York municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. These municipal obligations will have the following ratings at the time of purchase:


                           o municipal bonds --            within the four
                                                           highest grades by
                                                           Moody's Investors
                                                           Service Inc.
                                                           ("Moody's"),
                                                           Standard & Poor's
                                                           Corporation
                                                           ("S&P"), or Fitch
                                                           IBCA, Inc.
                                                           ("Fitch");

                           o municipal notes --            within the two
                                                           highest grades or,
                                                           if not rated, have
                                                           outstanding bonds
                                                           within the four
                                                           highest grades by
                                                           Moody's, S&P or
                                                           Fitch; and

                           o municipal commercial paper -- within the highest
                                                           grade by Moody's, S&P
                                                           or Fitch.

           The Fund may also invest in unrated securities which are judged by the Investment Manager to have comparable quality to the securities described above.

           The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


           The Fund may invest up to 20% of its assets in taxable money market instruments, tax-exempt securities of other states and municipalities and securities that pay interest income subject to the "alternative minimum tax." Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them. See the "Tax Consequences" section for more details.

           Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/pollution control, single & multi-family housing, transportation and water & sewer facilities. Included in the revenue bonds category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.


           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[ICON]     PRINCIPAL RISKS
--------------------------------------------------------------------------------

           There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


           CREDIT AND INTEREST RATE RISKS. Principal risks of investing in the Fund are associated with its municipal investment, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

           Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes, or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. A general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                           HOW INTEREST RATES AFFECT BOND PRICES

                                                                                            PRICE PER $1,000 OF A MUNICIPAL BOND
                                                                                                     IF INTEREST RATES:
                                                                                            -------------------------------------
                                                                                             INCREASE*              DECREASE**
                YEARS TO                                                                    ------------         ----------------
                MATURITY                   BOND MATURITY       COUPON                        1%      2%            1%        2%
                -----------------------------------------------------------------------------------------------------------------
                 1                             2000            3.95%                        $990    $981         $1,010    $1,020
                -----------------------------------------------------------------------------------------------------------------
                 5                             2004            4.70%                        $957    $916         $1,045    $1,093
                -----------------------------------------------------------------------------------------------------------------
                 10                            2009            5.05%                        $926    $858         $1,082    $1,171
                -----------------------------------------------------------------------------------------------------------------
                 20                            2019            5.80%                        $892    $799         $1,128    $1,278
                -----------------------------------------------------------------------------------------------------------------
                 30                            2029            5.95%                        $875    $773         $1,155    $1,350
                -----------------------------------------------------------------------------------------------------------------

           Source: MUNICIPAL MARKET DATA (a division of Thomson Financial Municipal Group): "Aaa" yield curve as of 12/31/99. The table is not representative of price changes for inverse floating rate municipal obligations, which typically respond to changes in interest rates to a greater extent than comparable obligations.

           *  Assumes no effect from market discount calculation.

           ** Assumes bonds are non-callable.

           The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

           INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation:
           (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.


           OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its lease obligations investments. For more information about these risks, see the "Additional Risk Information" section.


           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LAST 10 CALENDAR YEARS.
[End Sidebar]

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
[End Sidebar]

[ICON]     PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS - CALENDAR YEARS



          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          1990    4.01%
          '91    12.94%
          '92     8.70%
          '93    11.72%
          '94    -7.74%
          '95    16.59%
          '96     2.82%
          '97     8.43%
          '98     5.32%
          '99    -4.58%


           The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

           During the periods shown in the bar chart, the highest return for a calendar quarter was 6.99% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -6.07% (quarter ended March 31, 1994).

           AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
           ----------------------------------------------------------------------------------
                                                 PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
           ----------------------------------------------------------------------------------
            Class A(1)                             -8.11%            --                --
           ----------------------------------------------------------------------------------
            Class B                                -9.16%          5.16%             5.57%
           ----------------------------------------------------------------------------------
            Class C(1)                             -5.51%            --                --
           ----------------------------------------------------------------------------------
            Class D(1)                             -3.87%            --                --
           ----------------------------------------------------------------------------------
            Lehman Brothers
            Municipal Bond Index(2)                -2.06%          6.91%             6.89%
           ----------------------------------------------------------------------------------

           1   Classes A, C and D commenced operations on July 28, 1997.
           2   The Lehman Brothers Municipal Bond Index tracks the
               performance of municipal bonds with maturities of two years or more and a minimum credit rating of Baa or BBB, as
               measured by Moody's Investors Service, Inc. or Standard &
               Poor's Corp. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be
               considered an investment.

[Sidebar]
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
[End Sidebar]

[Sidebar]
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999.
[End Sidebar]

[ICON]     FEES AND EXPENSES
--------------------------------------------------------------------------------
           The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                   CLASS A     CLASS B     CLASS C    CLASS D
           -----------------------------------------------------------------------------------
            SHAREHOLDER FEES
           -----------------------------------------------------------------------------------
            Maximum sales charge (load) imposed on
            purchases (as a percentage of offering
            price)                                  4.25%(1)   None        None        None
           -----------------------------------------------------------------------------------
            Maximum deferred sales charge (load)
            (as a percentage based on the lesser
            of the offering price or net asset
            value at redemption)                   None(2)      5.00%(3)    1.00%(4)   None
           -----------------------------------------------------------------------------------
            ANNUAL FUND OPERATING EXPENSES
           -----------------------------------------------------------------------------------
            Management fee                         0.55%       0.55%       0.55%      0.55%
           -----------------------------------------------------------------------------------
            Distribution and service (12b-1) fees  0.16%       0.75%       0.75%       None
           -----------------------------------------------------------------------------------
            Other expenses                         0.18%       0.18%       0.18%      0.18%
           -----------------------------------------------------------------------------------
            Total annual Fund operating expenses   0.89%       1.48%       1.48%      0.73%
           -----------------------------------------------------------------------------------

           1   Reduced for purchases of $25,000 and over.
           2   Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell
               your shares within one year after purchase, except for
               certain specific circumstances.
           3   The CDSC is scaled down to 1.00% during the sixth year,
               reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
           4   Only applicable if you sell your shares within one year
               after purchase.

           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                                                IF YOU SOLD YOUR SHARES:                      IF YOU HELD YOUR SHARES:
                                        -----------------------------------------     -----------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS      1 YEAR    3 YEARS    5 YEARS    10 YEARS
           ----------------------------------------------------------------------     -----------------------------------------
            CLASS A                       $512       $697      $  897     $1,474        $512       $697       $897      $1,474
           ----------------------------------------------------------------------     -----------------------------------------
            CLASS B                       $651       $768      $1,008     $1,768        $151       $468       $808      $1,768
           ----------------------------------------------------------------------     -----------------------------------------
            CLASS C                       $251       $468      $  808     $1,768        $151       $468       $808      $1,768
           ----------------------------------------------------------------------     -----------------------------------------
            CLASS D                       $ 75       $233      $  406     $  906        $ 75       $233       $406      $  906
           ----------------------------------------------------------------------     -----------------------------------------

           Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[ICON]     ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the Fund's principal strategies.

           The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income taxes and New York state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

           LEASE OBLIGATIONS. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to finance equipment and facilities for public and private purposes.


           DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-New York tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the New York tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide New York tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.


[ICON]     ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the principal risks of investing in the Fund.

           BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC. THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $145 BILLION IN ASSETS UNDER MANAGEMENT AS OF JANUARY 31, 2000. [End Sidebar]



           LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.


[ICON]     FUND MANAGEMENT
--------------------------------------------------------------------------------

           The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


           The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, a Senior Vice President of the Investment Manager and Director of the Tax-Exempt Fixed- Income Group of the Investment Manager, has been a primary portfolio manager of the Fund since its inception. Joseph R. Arcieri, a Senior Vice President of the Investment Manager, has been a primary portfolio manager of the Fund since February 1997. Messrs. Willison and Arcieri have been portfolio managers with the Investment Manager for over five years.


           The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (877) 937-MSDW (TOLL-FREE) FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
WWW.MSDW.COM/INDIVIDUAL/FUNDS
[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]     PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

           An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]     HOW TO BUY SHARES
--------------------------------------------------------------------------------

           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST(SM)
A PURCHASE PLAN THAT ALLOWS
YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

           When you buy Fund shares, the shares are purchased at the next share price calculated, less any applicable front-end sales charge, after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

           MINIMUM INVESTMENT AMOUNTS
           ------------------------------------------------------------------------------
                                                                   MINIMUM INVESTMENT
                                                               --------------------------
           INVESTMENT OPTIONS                                  INITIAL         ADDITIONAL
           ------------------------------------------------------------------------------
            Regular accounts                                   $1,000            $100
           ------------------------------------------------------------------------------
            EASYINVEST(SM)
            (Automatically from your checking
            or savings account
            or Money Market Fund)
                                                                $100*            $100*
           ------------------------------------------------------------------------------

           * Provided your schedule of investments totals $1,000 in twelve months.

           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

           INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER
           INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           o Make out a check for the total amount payable to: Morgan Stanley Dean Witter New York Tax-Free Income Fund.

           o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]     HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

           PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

           Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege, is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

           LIMITATIONS ON EXCHANGES. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.

           CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

           OPTIONS                  PROCEDURES
           -------------------------------------------------------------------------------------
            Contact your            To sell your shares, simply call your Morgan Stanley Dean
            Financial Advisor       Witter Financial Advisor or other authorized financial
                                    representative.
                                    ------------------------------------------------------------
            ICON                    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
           -------------------------------------------------------------------------------------
            By Letter               You can also sell your shares by writing a "letter of
                                    instruction" that includes:
            ICON                    o your account number;
                                    o the dollar amount or the number of shares you wish to
                                      sell;
                                    o the Class of shares you wish to sell; and
                                    o the signature of each owner as it appears on the account.
                                    ------------------------------------------------------------
                                    If you are requesting payment to anyone other than the
                                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-
                                    designated bank account, you will need a signature
                                    guarantee. You can obtain a signature guarantee from an
                                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                                    Trust FSB at (800) 869-NEWS for a determination as to
                                    whether a particular institution is an eligible guarantor.)
                                    A notary public CANNOT provide a signature guarantee.
                                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                    ------------------------------------------------------------

           OPTIONS                  PROCEDURES
           -------------------------------------------------------------------------------------
            By Letter,              Mail the letter to Morgan Stanley Dean Witter Trust FSB at
            continued               P.O. Box 983, Jersey City, NJ 07303. If you hold share
                                    certificates, you must return the certificates, along with the letter and any required additional documentation.
                                    ------------------------------------------------------------
                                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                    instructions.
           -------------------------------------------------------------------------------------
            Systematic              If your investment in all of the Morgan Stanley Dean Witter
            Withdrawal Plan         Family of Funds has a total market value of at least
            ICON                    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                                    semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                                    ------------------------------------------------------------
                                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                    section of this PROSPECTUS.
                                    ------------------------------------------------------------
                                    To sign up for the Systematic Withdrawal Plan, contact your
                                    Morgan Stanley Dean Witter Financial Advisor or call
                                    (800) 869-NEWS. You may terminate or suspend your plan at
                                    any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately
                                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
           -------------------------------------------------------------------------------------


           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

           REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST (SM), if after 12 months the shareholder has invested less than $1,000 in the account.

           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]
TARGETED DIVIDENDS(SM)
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

[ICON]     DISTRIBUTIONS
--------------------------------------------------------------------------------

           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital Gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

           Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           You need to be aware of the possible tax consequences when:

           o The Fund makes distributions; and

           o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

           TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal and New York personal income taxes -- to the extent they are derived from New York's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


           Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

           The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

           If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

           If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and New York income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]     SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------

           The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


           The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC - contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


           The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                                            MAXIMUM
           CLASS                      SALES CHARGE                                                      ANNUAL 12B-1 FEE
           -------------------------------------------------------------------------------------------------------------
            A                         Maximum 4.25% initial sales charge reduced for purchase of
                                      $25,000 or more; shares sold without an initial sales charge
                                      are generally subject to a 1.0% CDSC during the first year             0.25%
           -------------------------------------------------------------------------------------------------------------
            B                         Maximum 5.0% CDSC during the first year decreasing to 0%
                                      after six years                                                        0.75%
           -------------------------------------------------------------------------------------------------------------
            C                         1.0% CDSC during the first year                                        0.75%
           -------------------------------------------------------------------------------------------------------------
            D                         None                                                                None
           -------------------------------------------------------------------------------------------------------------

           CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

[Sidebar]
FRONT-END SALES CHARGE OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
[End Sidebar]

           The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                        FRONT-END SALES CHARGE
                                            ----------------------------------------------
                                                PERCENTAGE OF       APPROXIMATE PERCENTAGE
           AMOUNT OF SINGLE TRANSACTION     PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
           -------------------------------------------------------------------------------
            Less than $25,000                       4.25%                   4.44%
           -------------------------------------------------------------------------------
            $25,000 but less than $50,000           4.00%                   4.17%
           -------------------------------------------------------------------------------
            $50,000 but less than
            $100,000                                3.50%                   3.63%
           -------------------------------------------------------------------------------
            $100,000 but less than
            $250,000                                2.75%                   2.83%
           -------------------------------------------------------------------------------
            $250,000 but less than
            $1 million                              1.75%                   1.78%
           -------------------------------------------------------------------------------
            $1 million and over                        0                       0
           -------------------------------------------------------------------------------

           The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           o A single account (including an individual, trust or fiduciary account).

           o Family member accounts (limited to husband, wife and children under the age of 21).

           o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           o  Tax-exempt organizations.

           o Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million, you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of shares of Class A of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

           o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

           o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
[End Sidebar]

           o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

           YEAR SINCE PURCHASE PAYMENT MADE     CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
           ----------------------------------------------------------------------------
            First                                                 5.0%
           ----------------------------------------------------------------------------
            Second                                                4.0%
           ----------------------------------------------------------------------------
            Third                                                 3.0%
           ----------------------------------------------------------------------------
            Fourth                                                2.0%
           ----------------------------------------------------------------------------
            Fifth                                                 2.0%
           ----------------------------------------------------------------------------
            Sixth                                                 1.0%
           ----------------------------------------------------------------------------
            Seventh and thereafter                                None
           ----------------------------------------------------------------------------

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

           o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

           o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

           All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 0.75% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

           CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

           CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

           o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           o Certain unit investment trusts sponsored by Dean Witter Reynolds.

           o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or
           (2) previous purchases of Class A and Class D shares of Multi-
           Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

           NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

           PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                  FOR THE YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------      FOR THE PERIOD JULY 28, 1997*
                                                 1999                          1998                  THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES
---------------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                         $11.90                        $12.16                           $12.02
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income                         0.53                          0.55                             0.24
    Net realized and unrealized gain             (1.00)                         0.13                             0.14
                                                ------                        ------                           ------
 Total income from investment
 operations                                      (0.47)                         0.68                             0.38
---------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS
FROM:
    Net investment income                        (0.52)                        (0.55)                           (0.24)
    Net realized gain                            (0.02)                        (0.39)                              --
                                                ------                        ------                           ------
 Total dividends and
 distributions                                   (0.54)                        (0.94)                           (0.24)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.89                        $11.90                           $12.16
---------------------------------------------------------------------------------------------------------------------------------

 TOTAL INVESTMENT RETURN+                        (4.03)%                        5.68%                            3.24%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                         0.89%(4)                      0.93%(3)(4)                      0.92%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                            4.58%(4)                      4.50%(4)                         4.78%(2)
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                        $408                          $393                              $94
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             3%                           24%                              10%
---------------------------------------------------------------------------------------------------------------------------------

* The date shares were first issued.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

FOR THE YEAR ENDED DECEMBER 31                          1999          1998         1997*           1996            1995
--------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $11.92        $12.16        $11.71         $11.96          $10.83
--------------------------------------------------------------------------------------------------------------------------
    Net investment income                                 0.46          0.49          0.51           0.53            0.55
    Net realized and unrealized gain (loss)              (0.99)         0.15          0.45          (0.21)           1.20
                                                      --------      --------      --------      ---------       ---------
 Total income (loss) from investment operations          (0.53)         0.64          0.96           0.32            1.75
--------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                (0.46)        (0.49)        (0.51)         (0.53)          (0.54)
    Net realized gain                                    (0.02)        (0.39)           --          (0.04)          (0.08)
                                                      --------      --------      --------      ---------       ---------
 Total dividends and distributions                       (0.48)        (0.88)        (0.51)         (0.57)          (0.62)
--------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $10.91        $11.92        $12.16         $11.71          $11.96
--------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                           (4.58)%        5.32%         8.43%          2.82%          16.59%
--------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.48%(2)      1.44%(1)(2)   1.43%(1)       1.40%(1)        1.42%(1)
--------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    3.99%(2)      3.99%(2)      4.33%          4.54%           4.70%
--------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $124,774      $162,659      $169,868       $192,192        $216,618
--------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     3%           24%           10%            16%             17%
--------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------      FOR THE PERIOD JULY 28, 1997*
                                                  1999                          1998                  THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------

 CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:(1)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                          $11.90                        $12.14                           $12.02
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
    Net investment income                          0.46                          0.48                             0.22
    Net realized and unrealized gain              (0.99)                         0.15                             0.12
                                                 ------                        ------                           ------
 Total income from investment
 operations                                       (0.53)                         0.63                             0.34
---------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTION
 FROM:
    Net investment income                         (0.46)                        (0.48)                           (0.22)
    Net realized gain                             (0.02)                        (0.39)                              --
                                                 ------                        ------                           ------
 Total dividends and distributions                (0.48)                        (0.87)                           (0.22)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.89                        $11.90                           $12.14
---------------------------------------------------------------------------------------------------------------------------------

 TOTAL INVESTMENT RETURN+                         (4.60)%                        5.30%                            2.83%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                          1.48%(4)                      1.44%(3)(4)                      1.40%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             3.99%(4)                      3.99%(4)                         4.12%(2)
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                         $840                          $765                             $108
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              3%                           24%                              10%
---------------------------------------------------------------------------------------------------------------------------------

* The date shares were first issued.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------      FOR THE PERIOD JULY 28, 1997*
                                                  1999                          1998                  THROUGH DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
 CLASS D SHARES
---------------------------------------------------------------------------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                          $11.91                        $12.15                           $12.02
---------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
 OPERATIONS:
    Net investment income                          0.55                          0.58                             0.26
    Net realized and unrealized gain              (1.00)                         0.15                             0.13
                                                 ------                        ------                           ------
 Total income from investment
 operations                                       (0.45)                         0.73                             0.39
---------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTION
 FROM:
    Net investment income                         (0.54)                        (0.58)                           (0.26)
    Net realized gain                             (0.02)                        (0.39)                              --
                                                 ------                        ------                           ------
 Total dividends and distributions                (0.56)                        (0.97)                           (0.26)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $10.90                        $11.91                           $12.15
---------------------------------------------------------------------------------------------------------------------------------

 TOTAL INVESTMENT RETURN:+                        (3.87)%                        6.12%                            3.27%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                          0.73%(4)                      0.69%(3)(4)                      0.66%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                             4.74%(4)                      4.74%(4)                         5.04%(2)
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                         $116                           $82                              $32
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              3%                           24%                              10%
---------------------------------------------------------------------------------------------------------------------------------

* The date shares were first issued.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

                      ----------------------------------------------------------

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                      ----------------------------------------------------------

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                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------
GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
  Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund
GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------
GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------
TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
N.Y. Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be Funds created after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                  PROSPECTUS - FEBRUARY 22, 2000

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090.
Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

   CLASS A:   NYFAX            CLASS C:   NYFCX
---------------------       ---------------------

   CLASS B:   NYFBX            CLASS D:   NYFDX
---------------------       ---------------------

Morgan Stanley Dean Witter
                                                               NEW YORK TAX-FREE
                                                                     INCOME FUND
                               [BACK COVER PHOTO]

                                                     A MUTUAL FUND THAT SEEKS TO
                                                 PROVIDE A HIGH LEVEL OF CURRENT
                                                     INCOME EXEMPT FROM FEDERAL,
                                                     NEW YORK STATE AND NEW YORK
                                                  CITY INCOME TAX OR OTHER LOCAL
                                                   INCOME TAXES, CONSISTENT WITH
                                                     THE PRESERVATION OF CAPITAL


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-4222)

         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                NEW YORK SERIES


                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS


                            TO BE HELD JUNE 22, 2000

     The undersigned shareholder of New York Series ("New York Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust, does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of New York Series to be held on June 22, 2000, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 10:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                           PLEASE MARK VOTES AS
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD      IN THE EXAMPLE
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY        USING BLACK OR BLUE
INTERNET                                                   INK             [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER
INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW/MSDWT.COM or WWW.PROXYVOTE.COM

                                                       FOR   AGAINST   ABSTAIN

                                                       [ ]     [ ]       [  ]

The Proposal:

Approval of the Agreement and Plan of Reorganization, dated as of January 26, 2000, pursuant to which substantially all of the assets of New York Series would be combined with those of Morgan Stanley Dean Witter New York Tax-Free Income Fund and shareholders of New York Series would become shareholders of Morgan Stanley Dean Witter New York Tax-Free Income Fund receiving Class D shares in Morgan Stanley Dean Witter New York Tax-Free Income Fund with a value equal to the value of their holdings in New York Series.


Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Please make sure to sign and date this Proxy using black or blue ink.


Date-----------------------------------------
                      [                                 ]
                       Shareholder sign in the box above
                   [                                       ]
                    Co-Owner (if any) sign in the box above



   -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   --


         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                NEW YORK SERIES


                                   IMPORTANT


               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY


 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

00027

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------